FOR IMMEDIATE RELEASE: October 17, 2024 Centrus Wins HALEU Enrichment Award from U.S. Department of Energy BETHESDA, Md. – Centrus Energy (NYSE American: LEU) announced today that its subsidiary, American Centrifuge Operating, LLC (“ACO”), has won an award from the U.S. Department of Energy aimed at expanding domestic commercial production of High-Assay, Low-Enriched Uranium (HALEU), which is needed to fuel many next-generation nuclear reactor designs currently under development. “This award could facilitate the potential expansion of Centrus’ first-of-a-kind HALEU production capacity to help meet the needs of the advanced nuclear industry and the nation,” said Centrus President and CEO Amir Vexler. “It represents a critical piece of the public-private partnership we are working to build so that we can restore a robust, American-owned uranium enrichment capability to power the future of nuclear energy.” ACO is one of four awardees being announced today for HALEU production, with a minimum contract value of $2 million and a maximum value for all awardees of $2.7 billion over a ten- year period. The ultimate dollar amount associated with this award – and the potential scale of the expansion supported -- will depend upon task orders subsequently issued by the U.S. Department of Energy to Centrus. ACO will manufacture the centrifuges and supporting equipment exclusively in the United States, relying upon domestic engineering and a domestic supply chain that currently spans 14 major, American-owned suppliers in 13 states and is expected to grow. Separate from this award, ACO was also one of the awardees selected by the Department on October 8th to deconvert HALEU from uranium hexafluoride (UF6) to uranium oxide and/or uranium metal forms, a key step in the nuclear fuel production process which is separate from, and subsequent to, production of HALEU via uranium enrichment. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that

America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. ### Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties (hereinafter “risks”) that could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: risks related to the U.S. Department of Energy (“DOE”) not issuing any task orders to any awardee under this award or any task orders to the Company under this award; risks related to the Company not winning a task order under this award to expand its HALEU plant; risks related to DOE not providing adequate share of the appropriated funding under this award; risks related to our ability to secure financing to expand our plant; risks related to our ability to increase capacity in a timely manner to meet market demand or our contractual obligations; risks related to DOE not awarding any contracts to the Company in response to the Company’s remaining proposals; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize and at what level; risks related to (i) our ability to perform under our agreement with the DOE to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operation Contract”), (ii) our ability to obtain new contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the output from the HALEU enrichment facility may not be available to us as a future source of supply; risks related to the fact that we face significant competition from major enrichers who may be less cost sensitive or are wholly or partially government owned; risks related to the potential for demobilization or termination of the HALEU Operation Contract; risks related to DOE delaying, modifying or terminating any contracts under this award; risks related to laws that ban (i) imports of Russian LEU into the United States, including the “Prohibiting Russian Uranium Imports Act” (“Import Ban Act”) or (ii) transactions with the Russian State Atomic Energy Corporation (“Rosatom”) or its subsidiaries, which includes TENEX; risks related to our potential inability to secure additional waivers or other exceptions from the Import Ban Act or sanctions in a timely manner or at all in order to allow us to continue importing Russian LEU under the TENEX Supply Contract or otherwise doing business with TENEX or implementing the TENEX Supply Contract; risks related to TENEX’s refusal or inability to deliver LEU to us for any reason including because (i) U.S. or foreign government sanctions or bans are imposed on LEU from Russia or on TENEX, (ii) TENEX is unable or unwilling to deliver LEU, receive payments, receive the return of natural uranium hexafluoride, or conduct other activities related to the TENEX Supply Contract, or (iii) TENEX elects, or is directed (including by its owner or the Russian government ), to limit or stop transactions with us or with the United States or other countries; risks related to the increasing quantities of LEU being imported into the U.S. from China and the impact on our ability to make future LEU or SWU sales or ability to finance any buildout of our enrichment capacities; risks related to reliance on the only firm that has the necessary permits and capability to transport LEU from Russia to the United States and that firm’s ability to maintain those permits and capabilities or secure additional permits.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023, under Part II, Item 1A - “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and in our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com